EXHIBIT 10.6

AMENDMENT NUMBER ONE
to the
Master Repurchase Agreement
dated as of May 30, 2002
by and between
NEW CENTURY FUNDING SB-1
and
SALOMON BROTHERS REALTY CORP.

This AMENDMENT NUMBER ONE (this “Amendment”) is made this 23rd day of December, 2002, by and between NEW CENTURY FUNDING SB-1, having an address at 18400 Von Karman, Irvine, California 92612 (“the Seller”) and SALOMON BROTHERS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (the “Buyer”) to the MASTER REPURCHASE AGREEMENT, dated as of May 30, 2002, between the Seller and the Buyer (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Seller has requested that Buyer agree to amend the Master Repurchase Agreement to extend the term thereof as set forth below and the Buyer has agreed to such request.

WHEREAS, as of the date of this Amendment, the Seller represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Master Repurchase Agreement and the Letter Agreement, dated as of May 30, 2002, between the Seller and the Buyer (the “Letter Agreement”) and not in default under the Master Repurchase Agreement or the Letter Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Effective as of December 23, 2002, Section 9(b) of the Master Repurchase Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it with the following:

“(ii) No Default, Event of Default or Material Adverse Change shall have occurred and be continuing.”

SECTION 2.    Effective as of December 23, 2002, Section 18 of the Master Repurchase Agreement is hereby amended by deleting clause (k) in its entirety and replacing it with the following:

“k. Reserved;”

SECTION 3.    Effective as of December 23, 2002, Section 27 of the Master Repurchase Agreement is hereby amended by substituting “December 31, 2003” for “December 31, 2002” in clause (i) thereof.

SECTION 4.    Representations. In order to induce the Buyer to execute and deliver this Amendment Number One, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment Number One, the Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement and the Letter Agreement and no Default, Event of Default or Material Adverse Change has occurred under the Master Repurchase Agreement.

SECTION 5.    Limited Effect. This Amendment Number One shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number One, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

SECTION 6.    GOVERNING LAW.    THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7.    Counterparts.    This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

SALOMON BROTHERS REALTY CORP.

By:	/s/ EVAN J. MITNICK
Name: Title: Vice President

NEW CENTURY FUNDING SB-1

By:	/s/ ILLEGIBLE
Name: Title:

The undersigned Guarantors under the Guaranty and Pledge Agreement dated as of May 30, 2002, hereby acknowledges and agrees to the amendment and modification to the Master Repurchase Agreement made pursuant to this Amendment Number One.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name: Title: Senior Vice President

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ LARRY MORETTI
Name: Title: SVP, CIO

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